Execution Copy

Exhibit 99.1

COMPENSATION AGREEMENT

This Compensation Agreement (this “Agreement”) is entered into July 12, 2007 by and between BIO-key International, Inc., a Delaware corporation (the “Company”), and Thomas J. Colatosti (“Colatosti”).

Introduction

Colatosti is currently the Chairman of the Board of Directors. The Company desires to retain the services of Colatosti and Colatosti wishes to provide services to the Company.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1.             Term; Time Commitment.   The terms of this Agreement will be for one year, commencing effective as of January 1, 2007 (the “Term”), unless earlier terminated pursuant to Section 6. Colatosti will provide consulting services to the Company and its subsidiaries and affiliates during the Term at such times as may be agreed by the Company and Colatosti, in their mutual discretion.

2.             Duties.   Colatosti will provide services with respect to such matters as the Company and Colatosti may agree. As an integral part of the services to be provided for herein, during the Term, Colatosti will adhere to the provisions of Section 4.

3.             Compensation.   From and after the effective date of this Agreement, the Company will pay Colatosti at a rate of $12,000 per month, payable in arrears, during the Term. Such payments shall be made on the last business day of each month during the Term with the first, second, third, fourth and fifth payments due on June 30, 2007 and the last payment due on December 31, 2007. This cash compensation is intended to comprise all of the cash compensation to be paid to Colatosti for services rendered to the Company, including service on the Company’s Board of Directors. Colatosti shall be reimbursed the Company for reasonable expenses incurred in performing his duties hereunder. Colatosti will not be eligible for any Company benefits. Colatosti shall have the responsibility for the payment of all federal, state and local taxes for compensation payable to Colatosti hereunder; provided, however, to the extent require by law, the Company may withhold from compensation payable to Colatosti all applicable federal, state and local withholding taxes.

4.             Confidentiality; Intellectual Property.

(a)           Colatosti will not at any time, directly or indirectly, disclose or divulge, except as required in connection with the performance of Colatosti’s duties for the Company, any Confidential Information (as hereinafter defined). As used herein, “Confidential Information” means all trade secrets and all other information of a business, financial, marketing technical or other nature pertaining to the Company or any subsidiary or affiliate, including information of others that the Company or any subsidiary or affiliate has agreed to keep confidential; provided, that Confidential Information shall not include any information that has entered or enters the public domain through no fault of Colatosti or which Colatosti is required to disclose by legal process. Colatosti shall make no use whatsoever, directly or indirectly, of any Confidential Information, except as required in connection with the performance of Colatosti’s duties for the Company.

(b)           Upon the Company’s request at any time and for any reason, Colatosti shall immediately deliver to the Company all materials (including all copies) in Colatosti’s possession which contain or relate to Confidential Information.

(c)           All inventions, developments or improvements made by Colatosti, either alone or in conjunction with others, at any time or at any place during the Term, whether or not reduced to writing or practice during such term, which relate to the business in which the Company or any subsidiary or affiliate is engaged or in which the Company or any subsidiary or affiliate intends to engage, shall be the exclusive property of the Company. Colatosti shall promptly disclose any such invention, development or improvement to the Company, and, at the request and expense of the Company, shall assign all of Colatosti’s rights to the same to the Company. Colatosti shall sign all instruments necessary for the filing and prosecution of any applications for or extension or renewals of letters patent of the United States or any foreign country which the Company desires to file. All copyrightable work by Colatosti relating to the Company’s business or any subsidiary’s business during the Term is intended to be “work made for hire” as defined in Section 101 of the Copyright Act of 1976, and shall be the property of the Company. If the copyright to any such copyrightable work is not the property of the Company by operation of law, Colatosti will, without further consideration, assign to the Company all right, title and interest in such copyrightable work and will assist the Company and its nominees in every way, at the Company’s expense, to secure, maintain and defend for the Company’s benefit copyrights and any extensions and renewals thereof on any and all such work including translations thereof in any and all countries, such work to be and to remain the property of the Company whether copyrighted or not.

5.             Remedies.   Without limiting the remedies available to the Company, Colatosti acknowledges that a breach of any of the covenants contained in Section 4 herein could result in irreparable injury to the Company for which there might be no adequate remedy at law, and that, in the event of such a breach or threat thereof, the company shall be entitled to obtain temporary restraining order and/or a preliminary injunction and a permanent injunction restraining Colatosti from engaging in any activities prohibited by Section 4 herein or such other equitable relief as may be required to enforce specifically any of the covenants of  Section 4. The foregoing provisions and the provisions of Section 4 herein shall survive the term of this Agreement and the termination of Colatosti’s services with the Company, and shall continue thereafter in full force and effect in accordance with their terms.

6.             Termination.   Colatosti’s engagement by the Company hereunder may be terminated at any time by the Company with or without cause, or by Colatosti upon at least thirty (30) days’ prior written notice to the Company. If Colatosti’s services are terminated for any reason the Company shall have no further obligation to make any payments to Colatosti hereunder except for payments that had accrued but had not been paid prior to the date of termination.

7.             Enforceability, etc.   This Agreement shall be interpreted so as to be effective under applicable law, but if any portion hereof is prohibited or invalid, such portion shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

8.             Amendments and Waivers.   This Agreement may be amended or modified only by a written instrument signed by the Company and Colatosti. No waiver of this Agreement or any provision hereof shall be binding upon the party against whom enforcement of such waiver is sought unless it is made in writing and signed by or on behalf of such party. No delay or omission in exercising any right under this Agreement shall operate as a waiver of that or any other right.

9.             Binding Effect; Assignment.   This Agreement shall be binding on and inure to the benefit of the parties hereto and their respective heirs, executors and administrators, successors and assigns, except that the right and obligations of Colatosti hereunder are personal and may not be assigned without the Company’s prior written consent.

10.           Choice of Law and Jurisdiction.   This Agreement shall be construed, interpreted and the rights of the parties determined in accordance with the laws of the Commonwealth of Massachusetts. Each of the parties hereto irrevocably consents and submits to the exclusive jurisdiction of the state courts of the Commonwealth of Massachusetts, and of the United States District Court located in Boston, Massachusetts in connection with any suit, action, or other proceeding concerning this Agreement.

11.           Independent Contractor.   The parties agree that Colatosti is an independent contractor, and nothing herein or in the relationship of the parties shall alter or affect such status.

12.           Entire Agreement.   This Agreement constitutes the final and entire agreement of the parties with respect to the matters covered hereby, and replaces and supersedes all other agreements and understandings relating thereto.

13.           Counterparts.   This Agreement may be executed in multiple counterparts, and counterparts by facsimile, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument.

14.           No Conflicts.   Colatosti represents to the Company that Colatosti is not a party to or bound by any agreement or commitment that conflicts with the obligations of Colatosti under this Agreement.

[Signature page follows]

This Agreement has been executed and delivered as a sealed instrument as of the date first above written.

BIO-KEY INTERNATIONAL, INC.

By:	/s/ Charles Romeo
Name Charles Romeo
Title: Chairman of Board Compensation Committee

/s/ Thomas J. Colatosti
Thomas J. Colatosti